Dear Fellow Shareowners,
 -----------------------------------------------------------------------------

Pioneer Three completed its 13th fiscal year on September 30, 1995. Investors welcomed a much-improved environment for stock investing as the period progressed -- particularly when compared to the lackluster results of 1994. Financial markets reached record levels as long-term interest rates moved lower and then stabilized. Your Fund also gained solid ground, providing a strong total return and consistent dividend payments for the year.

                     Pioneer Three's Performance Results

For the 12 months ended September 30, 1995, Pioneer Three offered shareowners:

 (bullet) A total return of 16.24% based on net asset value. Total return represents the change in net asset value per share and assumes the reinvestment of all distributions at net asset value.

 (bullet) Dividends totaling $0.23, and a capital gains distribution of $1.145.

 (bullet) Net asset value per share of $21.48 on September 30, 1995, versus
          $19.92 one year earlier, even after the payment of distributions.

For additional performance information, please turn to page 4.

                            Interest Rates Played
                       Major Role in Financial Markets

Rising interest rates troubled financial markets in 1994 -- including the first quarter of your Fund's fiscal year -- as evidenced by the negative returns posted by many market indexes. The Federal Reserve (the Fed), trying to quell fears of inflation, raised short-term interest rates in November 1994 to 5.5%. Investors, however, showed just as much apprehension toward higher interest rates as they did toward potential inflation, especially since economic indicators gave mixed messages on the economy's strength. As a result, turmoil in financial markets continued.

As economic growth -- and inflationary fears -- continued, the Fed again intervened, pushing short- term interest rates to a three-year high of 6% on February 1. Investors this time applauded the hike, however, seeing it as a commitment to keep inflation low and to prevent the economy from growing too quickly. When signs of a slowing economy began to surface, long-term rates came down and created a better climate for investing.

United States' financial markets reflected this shift and posted unusually strong returns. The Dow Jones Industrial Average of 30 large-capitalization stocks gained 27.93% for the year ended September 30. The Russell 2500 Index, an unmanaged measure of small- and medium-sized company stocks, closed the year with a gain of 25.48%. Large-capitalization technology stocks led the way, with issues hitting record-high prices. Financial stocks also were big gainers, thanks to a number of consolidations within the industry, as well as lower interest rates. Interest rates, in fact, worked so well to abate inflationary fears and to slow the economy that the Fed lowered the benchmark federal funds rate by 0.25 percentage points on July 6 to prevent the economy from slowing too significantly. This latest Fed intervention also was well received by investors, further benefiting financial markets.

                     How Pioneer Managed Your Investment

Pioneer Three invests primarily in small- and medium-sized companies that pursue capital growth and make regular dividend payments. This dual investment objective, however, meant the Fund couldn't fully participate in the gains many high-growth stocks experienced over the year; therefore, the Fund's return did not match that of some unmanaged indexes. Keep in mind, however, that the Fund's selection process does have the benefit of lowering the portfolio's volatility versus the overall stock market. The technology sector is a good case in point; because these typically volatile companies tend to offer growth potential only and do not pay much -- if anything -- in the way of dividends, few of these stocks made their way into Pioneer Three's portfolio. We are pleased to note, however, that the technology stocks that did meet your Fund's investment criteria performed well over the past year. One standout was Marshall Industries, a semiconductor distributor.

Your management looks for value in terms of strong balance sheets and income statements, high-quality management with a personal stake in the company, and low stock prices in relation to assets and earning power. We prefer companies that should progress regardless of external conditions; however, we also review how the economy may affect industries. Consider, for example, the consumer non-durables sector, specifically the retail industry. Over the past year, retail sales generally were stagnant, reflecting the slow economy and a lack of consumer confidence. We reduced Pioneer Three's exposure to consumer non-durables, particularly apparel-related companies, over the past 12 months, and instead added to the Fund's holdings in other, less-economically sensitive areas. An exception was Consolidated Stores, a retailer that sells discounted and "close-out" merchandise in over 400 stores. The company, which continues to show its ability to buy and sell merchandise throughout various economic cycles, has been a profitable investment for your Fund. We are confident it will further contribute to your Fund's performance moving forward.

The healthcare industry remains an important part of Pioneer Three's portfolio. The Fund's largest holding, Boston Scientific, falls in this category; during the year the company acquired SciMed Life Systems (a maker of disposable medical devices), which the Fund also held before the takeover. We kept Boston Scientific after it bought SciMed Life, as we have been pleased with the company's performance and expect its strong results to continue. We also have been pleased with the majority of the portfolio's other healthcare holdings, many of which we added as a result of last year's concern over industry reforms. Late in the Fund's fiscal year, the group rebounded and we took gains, scaling back the Fund's positions in several medical equipment companies we believe hit, or were coming close to, full value. The Fund's more recent investments in this area are concentrated in nursing homes and rehabilitation facilities, including MediSense, Integrated Health Services and Sun Healthcare.

At present, the Fund also holds a number of insurance investments we think represent good value. The industry as a whole has performed strongly in 1995, due in large part to lower interest rates coupled with low company valuations. The Fund holds a sizable weighting in American Bankers Insurance Group, a seller of credit-related insurance products, and Selective Insurance Group, a provider of automobile and home insurance. The accompanying chart shows the Fund's investments, categorized by industry, at the close of the fiscal year.

[Plot points for pie chart]

                             Sector Distribution
                      (Percentage of equity investments
                          as of September 30, 1995)

Services 18%
Financial 13%
Consumer Non-Durables 16%
Consumer Durables 5%
Capital Goods 17%
Other 8%
Energy 6%
Basic Industries 8%
Technology 9%

Looking Ahead

In 1995, the various events that hindered financial markets in 1994 were replaced with significantly improved market conditions and renewed investor optimism. While the market cannot sustain such a scorching upward pace forever, 1995 already has well rewarded investors.

In our last annual report to you we emphasized that successful investors maintain a long-term outlook. While the Fund and stock market have been strong over much of the past year, they both will continue to be influenced by near-term conditions and will experience day-to-day price swings. Investors should not try to "time the market." Instead, look at an investment's long-term potential, just as your Fund's management does. We will continue to monitor and adjust the Fund's portfolio to maintain a collection of well-valued small- and mid-sized stocks we think will be solid investments moving forward. We are confident that Pioneer Three's diversified holdings, and our value approach to investing, will create solid long-term results.

Please refer to the following pages for the audited list of the Fund's portfolio holdings and financial statements as of September 30, 1995. If you have any questions about your investment in Pioneer Three, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President,
Pioneer Three

November 3, 1995

Growth of a $10,000 Investment

   This chart shows the growth of a $10,000 investment made in Pioneer Three at public offering price, compared with the growth of the Russell 2500 Index.



[Plot points for line chart]


   PIONEER THREE:
Average Annual Total Returns
(as of September 30, 1995)

                              Net Asset     Public Offering
        Time Period             Value           Price*
--------------------------    ------------   ---------------
Life-of-Fund (11/19/82)         13.45%           12.93%
  10 Years                      12.91            12.24
   5 Years                      18.01            16.62
   1 Year                       16.24             9.53


9/85 10000  9425
9/86 12828 11350
9/87 16737 14472
9/88 15225 13616
9/89 18911 17199
9/90 14316 13865
9/91 21021 18828
9/92 23190 21662
9/93 30167 26604
9/94 31038 27302
9/95 38947 31735


*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

The Russell 2500 Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,500 smallest publicly traded companies. The largest company in the Index has a market capitalization of approximately $3.7 billion. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Investors cannot directly invest in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          SCHEDULE OF INVESTMENTS-PIONEER THREE-September 30, 1995

   Shares                                                        Value
                           COMMON STOCKS--91.8%
                          BASIC INDUSTRIES--7.7%
                             Chemicals--2.0%
155,000       Cambrex Corp.                                   $  6,238,750
198,600       Crompton & Knowles Corp.                           2,954,175
331,850       The Dexter Corp.                                   8,462,175
170,700       The Geon Co.                                       4,352,850
                                                               ------------
                                                              $ 22,007,950
                                                               ------------
                          Forest Products--1.1%
299,135       Potlatch Corp.                                  $ 12,227,143
                                                               ------------
                            Iron & Steel--2.5%
510,300       Armco, Inc.                                     $  3,316,950
721,000       Chaparral Steel Co.                                7,750,750
151,700       Harsco Corp.                                       8,438,312
602,500       Intermet Corp.                                     6,778,125
 56,000        NS Group, Inc.*                                      168,000
                                                               ------------
                                                              $ 26,452,137
                                                               ------------
                           Paper Products--0.6%
134,750       Pentair, Inc.                                   $  6,063,750
                                                               ------------
                         Pollution & Waste--1.0%
433,200       Applied Bioscience International, Inc.*         $  2,761,650
107,600       Gundle Environmental Systems, Inc.*                  800,275
290,300       Zurn Industries, Inc.                              7,366,362
                                                               ------------
                                                              $ 10,928,287
                                                               ------------
                          Precious Metals--0.5%
464,700       Hecla Mining Co.*                               $  5,634,487
                                                               ------------
                 Total Basic Industries                       $ 83,313,754
                                                               ------------
                           CAPITAL GOODS--15.2%
                     Construction & Engineering--3.5%
280,100       Granite Construction, Inc.                      $  7,562,700
148,350       Hughes Supply, Inc.                                3,560,400
467,975       Ply-Gem Industries, Inc.                           8,891,525
633,750       RPM, Inc.                                         12,595,781
387,700       The Ryland Group, Inc.                             6,009,350
                                                               ------------
                                                              $ 38,619,756
                                                               ------------
                          Producer Goods--11.7%
525,000       Castech Aluminum Group, Inc.*                   $  8,465,625
322,150       CLARCOR, Inc.                                      7,570,525
445,000       DT Industries, Inc.                                6,118,750
413,000       The Duriron Co., Inc.                             12,080,250
172,900       Farrel Corp.                                         778,050
558,480       Federal Signal Corp.                              12,426,180
199,600       Ferrofluidics Corp.*                               2,395,200
203,300       Finning, Ltd.                                      3,207,458
425,000       Greenfield Industries                             13,068,750
396,400       Kennametal, Inc.                                  14,369,500
257,251       Keystone International, Inc.                       5,530,896
227,800       Kimball International, Inc. (Class B)              6,378,400
898,000       Regal-Beloit Corporation                          16,725,250
465,800       Shelby Williams Industries, Inc.+                  6,055,400
477,400       Watts Industries, Inc. (Class A)                  11,875,325
                                                               ------------
                                                              $127,045,559
                                                               ------------
                 Total Capital Goods                          $165,665,315
                                                               ------------

The accompanying notes are an integral part of these financial statements.

                                      5


                            CONSUMER DURABLES--4.8%
                             Consumer Durables--0.7%
301,000       Leggett & Platt, Inc.                           $  7,412,125
                                                               ------------

                              Motor Vehicles--4.1%
314,400       Arvin Industries, Inc.                          $  6,720,300
323,000       Gentex Corp.*                                      7,752,000
512,000       Hi-Lo Automotive, Inc.*                            3,712,000
202,800       Modine Manufacturing Co.                           5,779,800
707,012       Simpson Industries, Inc.                           6,981,748
313,400       Standard Motor Products, Inc.                      5,954,600
800,000       TBC Corp.*                                         7,700,000
                                                               ------------
                                                              $ 44,600,448
                                                               ------------
                 Total Consumer Durables                      $ 52,012,573
                                                               ------------
                          CONSUMER NON-DURABLES--14.7%
                            Agriculture & Food--0.7%
208,950       Flowers Industries, Inc.                        $  4,309,594
195,500       Thorn Apple Valley, Inc.                           3,665,625
                                                               ------------
                                                              $  7,975,219
                                                               ------------
                             Consumer Luxuries--0.8%
347,300       Huffy Corp.                                     $  3,950,537
240,800       Outboard Marine Corp.                              5,177,200
                                                               ------------
                                                              $  9,127,737
                                                               ------------
                                Retail Food--0.6%
244,000       Ruddick Corp.                                   $  6,588,000
                                                               ------------
                              Retail Non-Food--8.2%
751,500       Arbor Drugs, Inc.                               $ 14,090,625
390,000       Catherines Stores*+                                4,582,500
104,800       Cato Corp. (Class A)                                 746,700
734,900       CML Group, Inc.                                    5,144,300
742,300       Consolidated Stores Corp.*                        17,165,688
700,000       Designs, Inc.*                                     5,425,000
513,000       Family Dollar Stores, Inc.                         9,747,000
166,000       Fingerhut Companies, Inc.                          2,676,750
315,000       Fred Meyer, Inc.*                                  7,717,500
455,700       MicroAge, Inc.*                                    5,069,663
826,464       Pier 1 Imports, Inc.                               8,367,948
443,600       Russ Berrie and Company, Inc.                      6,764,900
221,100       Vans, Inc.*                                        1,602,975
                                                               ------------
                                                              $ 89,101,549
                                                               ------------
                             Textiles/Clothes--4.4%
299,200       Angelica Corp.                                  $  7,517,400
450,000       Cone Mills Corp.*                                  6,018,750
377,100       Crown Crafts, Inc.                                 4,902,300
 75,400       Cutter & Buck Inc.*                                  556,075
448,400       Guilford Mills, Inc.                              10,873,700
550,000       Paragon Trade Brands, Inc.*                        8,525,000
368,212       Unifi, Inc.                                        9,021,194
                                                               ------------
                                                              $ 47,414,419
                                                               ------------
                 Total Consumer Non-Durables                  $160,206,924
                                                               ------------

The accompanying notes are an integral part of these financial statements.

                                      6


                               ENERGY--5.7%
                            Oil Services--2.4%
558,300       Enterra Corp.*                                  $ 12,282,600
390,000       Matrix Service Co.*                                1,730,625
788,300       Oceaneering International, Inc.*                   8,572,762
352,900       Stolt Comex Seaway S.A.*                           3,837,788
                                                               ------------
                                                              $ 26,423,775
                                                               ------------
                        Oil & Gas Extraction--3.3%
691,518       Anderson Exploration Ltd.*                      $  6,481,858
171,900       Diamond Shamrock, Inc.                             4,233,038
502,700       Plains Resources, Inc.*                            3,990,181
244,000       Seagull Energy Corp.*                              4,941,000
112,600       Southwestern Energy Co.                            1,534,175
478,100       Vintage Petroleum, Inc.                           10,040,100
1,096,400     Wainoco Oil Corp.*                                 4,111,500
                                                               ------------
                                                              $ 35,331,852
                                                               ------------
                 Total Energy                                 $ 61,755,627
                                                               ------------
                             FINANCIAL--11.6%
                          Commercial Bank--3.6%
442,500       Magna Group, Inc.                               $ 10,730,625
309,200       Meridian Bancorp, Inc.                            11,826,900
425,801       Old Kent Financial Corp.                          16,233,663
                                                               ------------
                                                              $ 38,791,188
                                                               ------------
                         Insurance-General--2.2%
475,000       American Bankers Insurance Group, Inc.          $ 17,693,750
463,200       Western National Corp.                             6,369,000
                                                               ------------
                                                              $ 24,062,750
                                                               ------------
                         Non-Life Insurance--4.7%
936,900       Allmerica Property & Casualty Companies, Inc.   $ 22,368,488
530,000       Guaranty National Corp.                            8,811,250
413,000       Selective Insurance Group, Inc.                   15,074,500
563,712       Willis Corroon Group Plc (A.D.R.)                  5,566,656
                                                               ------------
                                                              $ 51,820,894
                                                               ------------
                           Savings & Loan--0.8%
275,000       Albank Financial Corp.                          $  8,250,000
                                                               ------------
                          Misc. Financial--0.3%
262,900       DVI, Inc.*                                      $  3,614,875
                                                               ------------
                 Total Financial                              $126,539,707
                                                               ------------
                             SERVICES--16.8%
                  Health Services & Personal Care--11.7%
370,900       Allied Healthcare Products+                     $  6,815,288
421,100       American Healthcorp, Inc.*+                        2,947,700
558,560       Bergen Brunswig Corp. (Class A)                   11,939,220
507,300       BioWhittaker, Inc.*                                3,931,575
653,121       Boston Scientific Corporation*                    27,839,283
550,000       Coastal Physician Group, Inc.*                     9,625,000
384,199       Community Health Systems, Inc.*                   15,512,035
 81,495       Healthdyne Technologies, Inc.*                     1,110,369
375,000       Integrated Health Services, Inc.*                 10,593,750
410,000       Lincare Holdings, Inc.*                           10,557,500
600,000       MediSense, Inc.*                                  14,475,000
300,000       Owen Healthcare, Inc.*                             4,893,750
575,000       Sun Healthcare Group, Inc.*                        7,403,125
                                                               ------------
                                                              $127,643,595
                                                               ------------

The accompanying notes are an integral part of these financial statements.

                                      7


                          Pharmaceuticals--1.4%
925,800       Medeva Plc (A.D.R.)                             $ 15,044,250
                                                               ------------
                             Publishing--0.9%
210,000       Houghton Mifflin Company                        $  9,765,000
                                                               -----------
                              Services--2.8%
493,600       The Interpublic Group of Companies, Inc.        $ 19,620,600
288,100       Ideon Group, Inc.                                  2,953,025
360,500       New England Business Service, Inc.                 7,435,312
                                                               ------------
                                                              $ 30,008,937
                                                               ------------
                 Total Services                               $182,461,782
                                                               ------------
                             TECHNOLOGY--8.7%
                         Business Machines--2.5%
900,000       Data General Corp.*                             $  9,337,500
446,000       National Computer Systems, Inc.                    9,589,000
300,000       Stratus Computer, Inc.*                            7,875,000
                                                               ------------
                                                              $ 26,801,500
                                                               ------------
                         Computer Software--1.5%
450,000       BancTec, Inc.*                                  $  9,675,000
630,000       Banyan Systems, Inc.*                              6,378,750
                                                               ------------
                                                              $ 16,053,750
                                                               ------------
                            Electronics--4.7%
606,015       Baldor Electric Co.                             $ 15,226,127
218,600       Belden, Inc.                                       5,738,250
 87,500       Intergraph Corp.*                                  1,060,938
285,000       Kuhlman Corp.                                      3,455,625
249,100       Marshall Industries*                               9,403,525
690,000       Micro Focus Group Plc (A.D.R.)*                    7,762,500
302,100       Whittaker Corp.*                                   5,815,425
318,900       Zenith Electronics Corp.*                          2,750,513
                                                               ------------
                                                              $ 51,212,903
                                                               ------------
                 Total Technology                             $ 94,068,153
                                                               ------------
                           TRANSPORTATION--3.3%
                           Air Transport--1.0%
444,600       Airborne Freight Corp.                          $ 10,892,700
                                                               ------------
                          Ships & Shipping--1.4%
507,900       American President Companies, Ltd.              $ 14,856,075
                                                               ------------
                     Truck Transport & Storage--0.9%
880,000       Arkansas Best Corp.                             $ 10,450,000
                                                               ------------
                 Total Transportation                         $ 36,198,775
                                                               ------------
                             UTILITIES--3.3%
                            Gas Utility--2.2%
591,300       KN Energy, Inc.                                 $ 16,112,925
274,300       Peoples Energy Corp.                               7,543,250
                                                               ------------
                                                              $ 23,656,175
                                                               ------------
                           Utility/Other--1.1%
373,000       Eastern Enterprises                             $ 11,982,625
                                                               ------------
                 Total Utilities                              $ 35,638,800
                                                               ------------
                 TOTAL COMMON STOCKS (Cost $706,166,519) (a)  $997,861,410
                                                               ------------

The accompanying notes are an integral part of these financial statements.

  Principal
    Amount                                                                 Value
-------------                                                           -------------
                        TEMPORARY CASH INVESTMENTS--8.2%
$13,236,000     Commercial Credit Co., 5.72%, 10/2/95                 $   13,254,924
 12,104,000     Ford Motor Credit Co., 5.74%, 10/3/95                     12,115,594
 15,217,000     Norwest Financial Inc., 5.72%, 10/4/95                    15,229,104
 19,473,000     Prudential Funding Corp., 5.76%, 10/5/95                  19,485,479
 13,850,000     Exxon Credit Corp., 5.76%, 10/6/95                        13,856,657
 14,729,000     Associates Corp. of North America, 5.98%, 10/10/95        14,733,902
                                                                        -------------
                  TOTAL TEMPORARY CASH INVESTMENTS (Cost $88,609,000) $   88,675,660
                                                                        -------------
                  TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                  CASH INVESTMENTS--100.0% (Cost $794,775,519)        $1,086,537,070
                                                                        =============

  * Non-income producing security.
  + Investments held by the Fund representing 5% or more of the outstanding voting stock of such company (see Note 5).
(a) At September 30, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $706,166,519 was as follows:

  Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost ...............................................................  $356,662,977
  Aggregate gross unrealized loss for all investments in which there is an excess of
  tax cost over value ...............................................................   (64,968,086)
                                                                                        ------------
  Net unrealized gain...............................................................   $291,694,891
                                                                                        ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated approximately $184,933,000 and $300,257,000, respectively.

                      BALANCE SHEET--SEPTEMBER 30, 1995
               (Dollars In Thousands Except Per Share Amounts)

 ASSETS:
 Investment in securities, at value (including temporary cash investment of $88,676) (cost
  $794,776; see Schedule of Investments and Notes 1 and 5)..................................  $1,086,537
 Receivables--
  Investment securities sold................................................................       2,033
  Dividends.................................................................................       1,021
  Trust shares sold.........................................................................         207
 Other......................................................................................          32
                                                                                                ----------
   Total assets.............................................................................  $1,089,830
                                                                                                ----------
Liabilities:
 Payables--
  Investment securities purchased...........................................................  $    6,072
  Trust shares repurchased..................................................................         557
  Due to bank...............................................................................         168
 Accrued expenses--
  Management fees (Note 2)..................................................................          68
  Other (Notes 2, 3 and 4)..................................................................         811
                                                                                                ---------
   Total liabilities........................................................................  $    7,676
                                                                                                ----------
NET ASSETS:
 Paid-in capital (Note 1)...................................................................  $  712,460
 Accumulated undistributed net investment income............................................       6,320
 Accumulated undistributed net realized gain on investments (Note 1)........................      71,679
 Net unrealized gain on investments.........................................................     291,695
                                                                                                ----------
  Total net assets (equivalent to $21.48 per share based on 50,390,819 shares outstanding--unlimited number of shares authorized)......................................  $1,082,154
                                                                                                ==========

The accompanying notes are an integral part of these financial statements.

                            STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1995
                             (Dollars in Thousands)

 INVESTMENT INCOME (Note 1):
 Dividends (net of foreign taxes withheld of $58)                  $ 17,273
 Interest                                                             2,593
 Other (Note 6)                                                         750
                                                                    --------
  Total investment income                                          $ 20,616
                                                                    --------

Expenses:
 Management fees (Note 2)                                          $  4,701
 Distribution fees (Note 4)                                           1,799
 Transfer agent fees (Note 3)                                         1,705
 Registration fees                                                       50
 Professional fees                                                       82
 Accounting (Note 2)                                                     98
 Custodian fees                                                          83
 Printing                                                                55
 Fees and expenses of nonaffiliated trustees                             46
 Miscellaneous                                                           56
                                                                    --------
  Total expenses                                                   $  8,675
   Less fees paid indirectly (Note 7)                                   (70)
                                                                    --------
   Net expenses                                                    $  8,605
                                                                    --------
   Net investment income                                           $ 12,011
                                                                    --------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments (Note 1)                         $ 76,657
 Change in net unrealized gain on investments                        66,524
                                                                    --------
  Net gain on investments                                          $143,181
                                                                    --------
   Net increase in net assets resulting from operations            $155,192
                                                                    ========

                     STATEMENTS OF CHANGES IN NET ASSETS
               For the Years Ended September 30, 1995 and 1994
               (Dollars in Thousands Except Per Share Amounts)

                                                                                        1995         1994
                                                                                      ----------    ----------
FROM OPERATIONS:
 Net investment income                                                                $   12,011  $   12,317
 Net realized gain on investments                                                         76,657      61,071
 Change in net unrealized gain on investments                                             66,524     (46,767)
                                                                                      ----------    ----------
  Net increase in net assets resulting from operations                                $  155,192  $   26,621
                                                                                      ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ($0.23 and $0.25 per share, respectively)                      $  (11,708) $  (12,441)
 Net realized gain on investments ($1.15 and $1.51 per share, respectively)              (57,659)    (72,766)
                                                                                      ----------    ----------
  Decrease in net assets resulting from distributions to shareholders                 $  (69,367) $  (85,207)
                                                                                      ----------    ----------
FROM TRUST SHARE TRANSACTIONS:
                                                                   SHARES
                                                          -------------------------
 Net proceeds from sale of shares                          4,234,630    6,605,985     $   81,319  $  134,158
 Net asset value of shares issued to shareholders in
   reinvestment of dividends                               3,754,378    4,067,109         66,582      81,921
 Cost of shares repurchased                               (8,669,270)  (7,844,246)      (168,805)   (159,319)
                                                          -----------   -----------   ----------    ----------
  Net increase (decrease) in net assets resulting from
    trust share transactions                                (680,262)   2,828,848     $  (20,904) $   56,760
                                                          ===========   ===========   ----------    ----------
  Net increase (decrease) in net assets                                               $   64,921  $   (1,826)
NET ASSETS:
 Beginning of year                                                                     1,017,233   1,019,059
                                                                                      ----------    ----------
 End of year (including accumulated undistributed net investment income of $6,320
    and $3,251, respectively)                                                         $1,082,154  $1,017,233
                                                                                      ==========    ==========

The accompanying notes are an integral part of these financial statements.

                             FINANCIAL HIGHLIGHTS
        Selected Data For a Share Outstanding For The Years Presented

                                                             For the Years Ended September 30,
                         1995         1994         1993        1992       1991       1990       1989       1988       1987     1986
Net asset value,
   beginning of
   year               $19.92       $21.12       $18.03      $16.16     $12.96    $ 17.80     $15.09     $18.52     $16.01    $13.98
Increase (decrease)
   from investment
   operations:
 Net investment
    income            $ 0.24       $ 0.24       $ 0.28      $ 0.33     $ 0.41    $  0.41     $ 0.42     $ 0.30     $ 0.28    $ 0.34
 Net realized and
    unrealized gain
    (loss) on
    investments         2.70         0.32         3.72        2.04       3.94      (3.56)      3.33      (1.91)      3.76      2.41
                      ------       ------       ------      ------     ------    --------    ------     -------    ------    ------
Total increase
   (decrease) from
   investment
   operations         $ 2.94       $ 0.56       $ 4.00      $ 2.37     $ 4.35    $ (3.15)    $ 3.75     $(1.61)    $ 4.04    $ 2.75
Distributions to
   shareholders
   from:
 Net investment
    income             (0.23)       (0.25)       (0.29)      (0.35)     (0.41)     (0.46)     (0.36)     (0.41)     (0.36)    (0.36)
 Net realized gain     (1.15)       (1.51)       (0.62)      (0.15)     (0.74)     (1.23)     (0.68)     (1.41)     (1.17)    (0.36)
Net increase
   (decrease) in
  net  asset value    $ 1.56       $(1.20)      $ 3.09      $ 1.87     $ 3.20    $ (4.84)    $ 2.71     $(3.43)    $ 2.51    $ 2.03
                      ------       -------      ------      ------     ------    --------    ------     -------    ------    ------
Net asset value,
   end of year        $21.48       $19.92       $21.12      $18.03     $16.16    $ 12.96     $17.80     $15.09     $18.52    $16.01
                      ======       ======       ======      ======     ======    ========    ======     =======    ======    ======
Total return*          16.24%        2.62%       22.82%      15.05%     35.80%    (19.39%)    26.32%     (6.00%)    27.50%    20.40%
Ratio of net
   operating
   expenses to
   average net
  assets                0.85%**      0.86%        0.84%       0.85%      0.74%      0.71%      0.72%      0.76%      0.68%    0.71%
Ratio of net
   investment
   income to
   average net
   assets               1.18%**      1.19%        1.43%       1.85%      2.72%      2.58%      2.56%      2.15%      1.74%    2.41%
Porfolio turnover
   rate                   19%          15%          18%         12%         5%        14%        16%        12%        23%      24%
Net assets,
   end of year (in
   thousands)      $1,082,154   $1,017,233   $1,019,059   $779,631   $692,344   $562,343   $752,135   $616,953   $734,300  $543,173

----------------
 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through certain expense offset arrangements.
   Exclusion of such offset arrangements has no effect on these ratios.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS--September 30, 1995
 -----------------------------------------------------------------------------
1. Pioneer Three (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    A. Security Valuation -- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At September 30, 1995, the Fund reclassified approximately $93,000 and $2,673,000 from paid-in capital and accumulated undistributed net realized gain, respectively, to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. Trust Shares -- The Fund records sales and repurchases of its trust shares on the trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $185,000 in underwriting commissions on the sale of the Fund's trust shares during the year ended September 30, 1995. Distributions to shareholders are recorded as of the ex-dividend date.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250,000,000; 0.48% of the next $50,000,000; and 0.45% of excess over $300,000,000.

 In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in Accrued expenses -- Other is approximately $27,000 in accounting fees payable to PMC at September 30, 1995.

 -----------------------------------------------------------------------------

3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in Accrued expenses -- Other is approximately $184,000 in transfer fees payable to PSC at September 30, 1995.

4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15% on qualifying investments in the Fund made prior to August 19, 1991 and 0.25% on qualifying investments made on or subsequent to that date. Included in Accrued expenses -- Other is approximately $504,000 in distribution fees payable to PFD at September 30, 1995.

5. The Fund's investment in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1995:


                                   Purchases   Sales    Dividend
            Affiliates               Cost      Cost      Income      Value
Allied Healthcare Products             $--      $--     $100,143   $ 6,815,288
American Healthcorp, Inc.*              --       --        --        2,947,700
Catherines Stores*                      --       --        --        4,582,500
Shelby Williams Industries, Inc.        --     26,600    130,522     6,055,400
                                       ---    -------   --------   -----------
TOTAL                                  $--    $26,600   $230,665   $20,400,888
                                       ===    =======   ========   ===========

*Non-income producing security

6. During the year ended September 30, 1995, PMC paid the Fund approximately $750,000 as a result of a class action settlement related to one of the Fund's portfolio investments.

7. PMC has entered into certain expense offset arrangements resulting in the reduction in the Fund's total expenses. For the year ended September 30, 1995, transfer agent fees paid in connection with interest earned on account balances maintained by the transfer agent were approximately $70,000.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
 -----------------------------------------------------------------------------
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER THREE:

We have audited the accompanying balance sheet of Pioneer Three, including the schedule of investments, as of September 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Three as of September 30, 1995, the results of its operations, the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 27, 1995

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)
 -----------------------------------------------------------------------------
The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended September 30, 1995 was approximately $43,000, plus expenses incurred in attending trustees meetings of approximately $4,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At September 30, 1995, the trustees and officers of the Fund owned beneficially 27,190 shares of the Fund (approximately 0.05% of the outstanding shares).
The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly-held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at September 30, 1995.


 -----------------------------------------------------------------------------
 TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED SEPTEMBER 30, 1995
 .............................................................................

    During the fiscal year ended September 30, 1995, the Fund paid the following distributions:

                                                  Distributions Per Share
                                                  -----------------------
                                             From Net
   To Shareholders                          Investment          From Net
      of Record           Payment Date        Income         Realized Gain
      ---------           ------------        ------         -------------
                                                        Short-Term   Long-Term
                                                        ----------   ---------
  December 20, 1994      December 28, 1994    $0.12       $0.192       $0.953
  June 22, 1995          June 30, 1995         0.11         --           --
                                               ----        -----        -----
                         TOTAL                $0.23       $0.192       $0.953
                                              =====       ======       ======

    On a per share basis, the distributions from net realized gain include $0.953, which should be reported as long-term capital gain. The remaining $0.192 should be combined with the $0.23 distribution from net investment income for a total of $0.422, which represents ordinary income.

    Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of distributions from net investment income represents qualifying dividends.

    Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1994 is $17.56 per share.
                                       15

                                PIONEER THREE
                               60 State Street
                         Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B. W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC
ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

 -----------------------------------------------------------------------------
Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications,
and service forms 1-800-225-6292
Fund yields and prices 1-800-225-4321
Toll-free fax 1-800-225-4240
Retirement plans 1-800-622-0176
Telecommunications Device for the Deaf
(TDD) 1-800-225-1997
 -----------------------------------------------------------------------------

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies and other information about the Fund.

1195-2821
(C)Pioneer Funds Distributor, Inc.

[Pioneer Logo]

Pioneer
Three

ANNUAL REPORT
SEPTEMBER 30, 1995